Revenue	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenue
3. REVENUE
The Company’s disaggregated revenue is represented by the three reportable segments discussed in Note 17.
The contract balances include the following (in thousands):

	As of December 31,
	2025	2024
Accounts receivable, net	$879,871	$812,510
Contract assets (included in Prepaid expenses and other current assets)	995	1,687
Deferred revenue:
Deferred revenue, current portion	$120,912	$105,718
Deferred revenue, non-current portion	28,848	25,050
Total deferred revenue	$149,760	$130,768
The timing of revenue recognition may differ from the timing of invoicing to customers. Contract assets are created when invoicing occurs subsequent to revenue recognition. Contract assets are transferred to accounts receivable when the right to invoice becomes unconditional. The Company’s contract assets are current in nature and are included in Prepaid expenses and other current assets. Contract assets decreased by $0.7 million and $16.3 million during the years ended December 31, 2025 and 2024, respectively, due to the timing of billing to customers.
Deferred revenue reflects consideration invoiced prior to the completion of performance obligations and revenue recognition. Deferred revenue increased by $19.0 million and $4.0 million during the years ended December 31, 2025 and 2024, respectively, primarily due to timing of fulfillment of performance obligations related to advertising arrangements, growth in Premium Subscriptions, and a business combination. See Note 4 for additional details.
Revenue recognized during the year ended December 31, 2025 from amounts included in total deferred revenue as of December 31, 2024 was $87.2 million. Revenue recognized during the year ended December 31, 2024 from amounts included in total deferred revenue as of December 31, 2023 was $102.2 million.
Revenue allocated to remaining performance obligations represents estimated contracted revenue that has not yet been recognized which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future periods. Remaining performance obligations exclude contracts with original expected terms of one year or less. Estimated contracted revenue for these remaining performance obligations was $978.3 million as of December 31, 2025, of which the Company expects to recognize approximately 54% over the next 12 months and the remainder thereafter.
Revenue recognized from performance obligations that were satisfied in previous periods due to changes in the estimated transaction price of the Company’s revenue contracts was not significant during the year ended December 31, 2025. The Company recognized $18.2 million of revenue during the year ended December 31, 2024 from performance obligations that were satisfied in previous periods due to changes in the estimated transaction price of the Company’s revenue contracts.
Customer J accounted for 11% and 10% of total net revenue for the years ended December 31, 2025 and 2024, respectively, which was primarily included in the Advertising segment. Customer I accounted for 11% of total net revenue for the year ended December 31, 2023, which was primarily included in the Subscriptions segment.
Revenue by geography is determined based on the location where the Company’s products and services are delivered. Revenue in international markets was less than 10% in each of the periods presented.